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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2002

INVERNESS MEDICAL INNOVATIONS, INC.
(Exact name of registrant as specified in charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16789 (Commission File Number)	04-3565120 (IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453 (Address of Principal Executive Offices) (Zip Code)
(781) 647-3900 (Registrant's telephone number, including area code)

        Certain matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements about the anticipated timing and expected benefits of the acquisition of Ostex International, Inc., a Washington corporation ("Ostex"), by Inverness Medical Innovations, Inc. (the "Company"), potential product development and market opportunities, the anticipated impact of the acquisition on the Company and its future growth and the continued and future financial results of the Company. Actual results may differ materially due to numerous factors, including without limitation, the ability to satisfy the conditions to the consummation of the acquisition, the timing and content of the approvals necessary to consummate the acquisition, conditions in the capital markets in general and the healthcare capital markets specifically which may affect potential financing sources for the development of the Company's and/or Ostex's business, the effect of any operational and financial covenants contained within the terms of any additional borrowings obtained prior to consummation of the acquisition, the operational integration associated with the acquisition and any past or future acquisition transactions and other risks generally associated with such transactions including any unanticipated costs and difficulties with such integration, the effect of domestic and foreign healthcare regulatory efforts, technological advancements and patents attained by competitors, demand for and the potential market acceptance of Ostex's and the Company's current or future products, the intensely competitive environment in the Company's and Ostex's markets which could reduce market share or limit the ability to increase market share, the efficacy and safety of products, the content and timing of submissions to and decisions by regulatory authorities both in the United States and abroad, the ability to manufacture sufficient quantities of product for development and commercialization activities, the ability to successfully develop and commercialize products, and the risks and uncertainties described in the Company's press releases and its current and periodic reports filed with the Securities and Exchange Commission (the "Commission") under the federal securities laws including the Company's Annual Report on Form 10-K/A for the year-ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The Company does not undertake any obligation to update any forward-looking statements.

        The Company will be filing relevant documents concerning the acquisition with the Commission including a registration statement on Form S-4 containing a prospectus/proxy statement. WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the prospectus/proxy statement and other documents that will be filed by the Company and Ostex with the Commission free of charge at the Commission's website, (http://www.sec.gov) or by directing a request after such a filing is made to Inverness Medical Innovations, Inc., 51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453, Attn: Corporate Secretary, telephone (781) 647-3900 or Ostex International, Inc., 2203 Airport Way South, Suite 400, Seattle, Washington 98134, Attn: Corporate Secretary, telephone (206) 292-8082.

Item 5. Other Events.

        On September 9, 2002, the Company announced that it entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Ostex and Geras Acquisition Corp., a Washington subsidiary and a wholly-owned subsidiary of the Company ("Merger Subsidiary"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Ostex, with Ostex being the surviving corporation of the merger (the "Merger"), and as a result of the Merger, Ostex will become a wholly owned subsidiary of the Company. The aggregate number of shares of common stock, $.001 par value, of the Company ("Company Common Stock") to be issued in the Merger in exchange for the outstanding shares of common stock, $.01 par value, of Ostex ("Ostex Common Stock") and to be reserved for the options and warrants to be assumed by the Company is 2.3 million shares, with each share of Ostex Common Stock expected to convert into approximately 0.1494 shares of Company Common Stock. Based on Ostex's current capital structure, approximately 1.88 million shares of Company Common Stock are to be issued at closing and approximately 420,000 shares are to be reserved for assumed options and warrants.

        Certain shareholders of Ostex who hold an aggregate of approximately 19.8% of the outstanding Ostex Common Stock have entered into a voting agreement (the "Voting Agreement") with the Company which provides that they will vote their shares in favor of the Merger. Additionally, in connection with the execution of the Merger Agreement, the Company and Ostex entered into a Stock Option Agreement (the "Option Agreement"), pursuant to which Ostex granted the Company an option to purchase, in the circumstances specified in the Option Agreement, up to 19.9% of the outstanding shares of Ostex Common Stock.

        A copy of the joint press release issued on September 9, 2002 announcing the execution of the Merger Agreement and related agreements is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the Merger Agreement is attached hereto as Exhibit 99.2, a copy of the Voting Agreement is attached hereto as Exhibit 99.3, and a copy of the Option Agreement is attached hereto as Exhibit 99.4. The foregoing description is qualified in its entirety by reference to the full text of such exhibits which are incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

Exhibit No.	Description
99.1	Joint Press Release issued by Inverness Medical Innovations, Inc. and Ostex International, Inc. dated September 9, 2002, entitled "Inverness Medical Innovations to Acquire Ostex International."
99.2	Agreement and Plan of Merger dated as of September 6, 2002, by and among Inverness Medical Innovations, Inc., Geras Acquisition Corp. and Ostex International, Inc.*
99.3	Voting Agreement dated as of September 6, 2002, by and among Inverness Medical Innovations, Inc., Ostex International, Inc. and certain shareholders of Ostex International, Inc.
99.4	Stock Option Agreement dated as of September 6, 2002, by and between Ostex International, Inc. and Inverness Medical Innovations, Inc.

*
The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
Date: September 9, 2002	By:	/s/ PAUL T. HEMPEL Paul T. Hempel General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by Inverness Medical Innovations, Inc. and Ostex International, Inc. dated September 9, 2002, entitled "Inverness Medical Innovations to Acquire Ostex International."
99.2	Agreement and Plan of Merger dated as of September 6, 2002, by and among Inverness Medical Innovations, Inc., Geras Acquisition Corp. and Ostex International, Inc.*
99.3	Voting Agreement dated as of September 6, 2002, by and among Inverness Medical Innovations, Inc., Ostex International, Inc. and certain shareholders of Ostex International, Inc.
99.4	Stock Option Agreement dated as of September 6, 2002, by and between Ostex International, Inc. and Inverness Medical Innovations, Inc.

*
The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

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SIGNATURES